Exhibit 10.6
CONTINUING AND UNCONDITIONAL GUARANTY
To: BOS (USA) Inc.
     1. The Guaranty. For valuable consideration, FRANKLIN CREDIT MANAGEMENT CORPORATION, a Delaware corporation (“Guarantor”) hereby unconditionally guarantees the prompt and complete payment and performance of all Obligations (as hereinafter defined) of Tribeca Lending Corp, a New York corporation (“Borrower”) and each Company Subsidiary (as defined in the Loan Agreement hereinafter referred to; the Borrower and the Company Subsidiaries, collectively, the “Obligors”) to BOS (USA) Inc., its subsidiaries and affiliates (collectively, “Lender”), or order, in lawful money of the United States. The liability of Guarantor under this Guaranty is not limited as to the principal amount of the Obligations guaranteed and includes, without limitation, liability for all interest, fees, indemnities (including, without limitation, hazardous waste indemnities), and other reasonable costs and expenses relating to or arising out of the Obligations. This Guaranty is cumulative and does not supersede any other outstanding guaranties, and the liability of Guarantor under this Guaranty is exclusive of Guarantor’s liability under any other guaranties signed by Guarantor.
     2. Definitions. (a) Unless the context indicates otherwise, the following terms used herein have the following meanings (and shall include in the singular number the plural and in the plural number the singular):
          “Loan Agreement” shall mean the Master Credit and Security Agreement dated as of March 24, 2006, among Borrower, the Company Subsidiaries and Lender, as now in effect and as hereafter amended, restated, renewed, or superseded.
          “Obligations” shall mean any and all debts, liabilities, and obligations of each Obligor to Lender under the Loan Agreement and the other Loan Documents (as such term is defined in the Loan Agreement), now or hereafter existing, whether voluntary or involuntary and however arising, whether direct or indirect or acquired by Lender by assignment, succession, or otherwise, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, held or to be held by Lender for its own account or as agent for another or others, whether such Obligor may be liable individually or jointly with others, whether recovery upon such debts, liabilities and obligations may be or hereafter become unenforceable for any reason. Obligations includes, without limitation, any and all obligations of any Obligor to Lender for reasonable attorneys’ fees and all other reasonable costs and expenses incurred by Lender in the collection or enforcement of any debts, liabilities, and obligations of any Obligor to Lender under the Loan Documents. Unless the context indicates otherwise, capitalized terms used herein and not otherwise defined shall have the meanings provided for such terms (directly or by cross-reference) in the Loan Agreement.
     3. Obligations Independent. The obligations hereunder are independent of the obligations of each Obligor or any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against any Obligor or any other guarantor or whether any Obligor or any other guarantor be joined in any such action or actions. Anyone executing this Guaranty shall be bound by its terms without regard to execution by anyone else.

     4. Rights of Lender. (i) Guarantor acknowledges that Lender, without notice or demand and without affecting its liability hereunder, may from time to time to:
          (a) Intentionally omitted;
          (b) receive and hold security for the payment of this Guaranty or any Obligations and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;
          (c) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine;
          (d) release or substitute any Guarantor or any one or more of any endorsers or other guarantors of any of the Obligations; and
          (e) permit the Obligations to exceed Guarantor’s liability under this Guaranty, and Guarantor agrees that any amounts received by Lender from any source other than Guarantor shall be deemed to be applied first to any portion of the Obligations not guaranteed by Guarantor.
     (ii) This Guaranty to Lender is a continuing guaranty which applies to any renewal, compromise, extension, acceleration, or otherwise that may change the time for payment, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise result in a change the terms of any Loan Documents; provided however, that any renewal, compromise, extension, acceleration, or change is by agreement of the parties to the applicable Loan Document, or pursuant to the terms and conditions thereof.
Lender acknowledges that nothing in this Guaranty grants Lender the right to unilaterally amend any of the terms of the Loan Agreement or any other Loan Document.
     5. Guaranty to be Absolute. Guarantor agrees that until the Obligations have been paid in full and any commitments of Lender or facilities provided by Lender with respect to the Obligations have been terminated, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner or to any extent vary the risks of Guarantor under this Guaranty or that, but for this paragraph, might discharge or otherwise reduce, limit, or modify Guarantor’s obligations under this Guaranty. Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any such action, including but not limited to any action of Lender described in the immediately preceding paragraph of this Guaranty. It is the express intent of Guarantor that Guarantor’s obligations under this Guaranty are and shall be absolute and unconditional.
     6. Guarantor’s Waivers of Certain Rights and Certain Defenses. Guarantor waives:
          (a) any right to require Lender to proceed against any Obligor, proceed against or exhaust any security for the Obligations, or pursue any other remedy in Lender’s power whatsoever;

          (b) any defense arising by reason of any disability or other defense of any Obligor, or the cessation from any cause whatsoever of the liability of any Obligor; and
          (c) any defense based on any claim that Guarantor’s obligations exceed or are more burdensome than those of any Obligor.
     No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.
     7. Waiver of Subrogation. Until the Obligations have been paid in full and any commitments of Lender or facilities provided by Lender with respect to the Obligations have been terminated, even though the Obligations may be in excess of Guarantor’s liability hereunder, Guarantor waives to the extent permitted by applicable law any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and Guarantor waives to the extent permitted by applicable law any right to enforce any remedy that Lender now has or may hereafter have against any Obligor, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.
     8. Waiver of Notices. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intent to accelerate, notices of acceleration, notices of any suit or any other action against any Obligor or any other person, any other notices to any party liable on any Loan Document (including Guarantor), notices of acceptance of this Guaranty, notices of the existence, creation, or incurring of new or additional Obligations to which this Guaranty applies or any other Obligations of any Obligor to Lender, and notices of any fact that might increase Guarantor’s risk.
     9. [Intentionally deleted]
     10. [Intentionally deleted].
     11. Reinstatement of Guaranty. If this Guaranty is terminated for any reason, and subsequently any payment or transfer of any interest in property by any Obligor to Lender is rescinded or must be returned by Lender to any Obligor, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.
     12. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy, or reorganization of any Obligor or otherwise, all such Obligations guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Lender.
     13. No Setoff or Deductions; Taxes. Guarantor represents and warrants that it is organized and resident in the United States of America. All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes.

     14. Information Relating to Obligors. Guarantor acknowledges and agrees that it shall have the sole responsibility for, and has adequate means of, obtaining from each Obligor such information concerning such Obligor’s financial condition or business operations as Guarantor may require, and that Lender has no duty, and Guarantor is not relying on Lender, at any time to disclose to Guarantor any information relating to the business operations or financial condition of any Obligor.
     15. Obligors’ Authorization. Where any Obligor is a corporation, partnership, or limited liability company, it is not necessary for Lender to inquire into the powers of such Obligor or of the officers, directors, partners, members, managers, or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder, subject to any limitations on Guarantor’s liability set forth herein.
     16. Representations and Warranties. Guarantor represents and warrants that:
          (a) Guarantor is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its incorporation.
          (b) The execution, delivery and performance of this Guaranty will not contravene any law, rule or regulation, or any judgment or order, applicable to Guarantor, or conflict or be inconsistent with or result in any breach of any contract, agreement or instrument to which Guarantor or any of its properties or assets is subject, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Guarantor, or violate any provision of the corporate charter or by-laws of Guarantor.
          (c) The execution, delivery and performance of this Guaranty is within the corporate powers of Guarantor and has been duly authorized by all necessary corporate action.
          (d) This Guaranty constitutes a valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and except as enforceability may be subject to general principles of equity, whether such principles are applied in a court of equity or at law.
          (e) No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Guaranty, or the taking of any action contemplated hereby or thereby.
     17. Setoff. Upon the occurrence and during the continuance of any Event of Default, Lender may, at its option and without notice or demand to the extent not prohibited by law, set off against any or all liabilities of Guarantor all money owed by Lender or any of its agents or affiliates in any capacity to Guarantor, whether or not due, and also set off against all other liabilities of Guarantor to Lender all money owed by Lender in any capacity to Guarantor. If exercised by Lender, Lender shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto.
     18. Notices. All notices required under this Guaranty shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Guaranty, or to such other addresses as Lender and Guarantor may specify from time to time in writing. Notices sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, and (b) overnight courier shall be deemed delivered on the next business day.
     19. Successors and Assigns. This Guaranty (a) binds Guarantor and Guarantor’s executors, administrators, successors, and assigns, provided that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Lender, and (b) inures to the benefit of Lender and Lender’s indorsees, successors, and assigns. Subject to compliance with the terms of Section 11.5 and 11.9 of the Loan Agreement, Lender may, without notice to Guarantor and without affecting Guarantor’s obligations hereunder, sell, assign, grant participations in, or otherwise transfer to any other person, firm, or corporation the Obligations and this Guaranty, in whole or in part. Guarantor agrees that Lender may disclose to any assignee or purchaser, or any prospective assignee or purchaser (subject in each case to compliance with the terms of Section 11.15 of the Loan Agreement), of all or part of the Obligations any and all information in Lender’s possession concerning Guarantor, this Guaranty, and any security for this Guaranty.
     20. Amendments, Waivers, and Severability. No provision of this Guaranty may be amended or waived except in writing. No failure by Lender to exercise, and no delay in exercising, any of its rights, remedies, or powers shall operate as a waiver thereof, and no single or partial exercise of any such right, remedy, or power shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision of this Guaranty.
     21. Costs and Expenses. Guarantor agrees to pay all reasonable attorneys’ fees, and all other costs and expenses that may be incurred by Lender (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Lender in any case commenced by or against Guarantor or any Obligor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute.
     22. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     23. Jurisdiction. GUARANTOR HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST GUARANTOR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER AGREEMENTS OR DOCUMENTS CONTEMPLATED HEREBY OR REFERRED TO HEREIN MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA

FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT GUARANTOR ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, and further consents (to the extent permitted by applicable law) to the service of process in any such action or proceeding being made upon Guarantor by mail at the address stated alongside its name on the signature page hereof or at such other address as Lender is notified of in accordance with Section 18 hereof. Guarantor agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to this Agreement. Guarantor waives any right to stay or to dismiss any action or proceeding brought before any of said courts on the basis of forum non conveniens. Nothing herein shall limit the right of Lender to bring proceedings against Guarantor in the courts of any other jurisdiction.
     24. WAIVER OF JURY TRIAL. EACH OF LENDER AND GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT RELATED HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF LENDER, GUARANTOR, THE BORROWER OR ANY AFFILIATE OF ANY THEREOF. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.
     25. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

     The parties executed this agreement as of August ___, 2007, intending to create an instrument executed under seal.

Attested to:	FRANKLIN CREDIT MANAGEMENT CORPORATION

BY:

Name:	Name
Title:

Address for notices to Lender: c/o Bank of Scotland 565 Fifth Avenue New York, NY 10017 Attn: Christine Renard, Senior Vice President	Address for notices: 101 Hudson Street, 25th Floor Jersey City, NJ 07302 Attn: General Counsel